Coupang Announces Results for First Quarter 2023
Net Revenues of $5.8 billion, up 20% YoY on an FX-neutral basis
Record Gross Profit of $1.4 billion, up 36% YoY
Net Income of $91 million, an increase of $300 million YoY
Positive Free Cash Flow of $451 million and Operating Cash Flow of $1.1 billion for trailing twelve months
SEATTLE, Washington and SEOUL, South Korea - (BUSINESS WIRE) May 9, 2023—Coupang, Inc. (NYSE: CPNG) today announced financial results for its first quarter ended March 31, 2023.
Q1 2023 Key Financial and Operational Highlights
Consolidated Highlights:
•Net revenues were $5.8 billion, up 13% YoY on a reported basis, or 20% YoY on an FX-neutral basis.
•Gross profit increased 36% YoY to $1.4 billion.
•Gross profit margin was 24.5%, an improvement of over 400 bps YoY.
•Net income was $91 million, an improvement of $300 million over last year.
•Adjusted EBITDA was $241 million with a margin of 4.2%, an improvement of nearly 600 bps over last year.
•Operating Cash flow for trailing twelve months was positive $1.1 billion, an increase of $1.4 billion YoY.
•Achieved milestone of positive free cash flow of $451 million for trailing twelve months, an increase of $1.5 billion YoY.
•Active customers exceeded 19 million, up 5% both YoY and QoQ.
Segment Highlights:
•Product Commerce segment net revenues was $5.7 billion, up 15% YoY on a reported basis, or 21% on an FX-neutral basis.
•Product Commerce segment adjusted EBITDA was positive $288 million, up $285 million YoY.
•Product Commerce segment adjusted EBITDA margin was 5.1%, up over 500 bps YoY.
•Developing Offerings segment (including Coupang Eats, International, Play and Fintech) adjusted EBITDA was negative $47 million, an improvement of $46 million over last year.
“We have an opportunity to transform the lives of our customers in the coming years,” said Bom Kim, Founder and CEO of Coupang. “The overwhelming majority of the retail market is still offline, where prices are high and selection limited. According to one study, Korean consumers have access to less than 10% of the retail space per capita available to their US counterparts. We’ve made unmatched investments to offer customers something much better: vast selection, low prices, and exceptional service. And now any merchant can capture the growth of our end-to-end network through Fulfillment and Logistics by Coupang, or Rocket Growth, where units sold are up nearly 90% year over year. This program will expand selection on Rocket dramatically for customers. We’ve been delighted by the response from merchants and customers alike and are excited about the growth ahead. We’ve also started rolling out new Coupang Eats benefits to all WOW members. These benefits will generate more savings for customers and make WOW even harder to resist. Our goal is to keep expanding membership benefits to make WOW the best deal on the planet.”
“2022 was a year of significant milestones, and we begin 2023 with another major achievement. In Q1, we generated positive free cash flow of $451M on a trailing twelve-month basis,” added Coupang’s CFO, Gaurav Anand. “This milestone again demonstrates the power of our accelerating flywheel and the commitment of our teams to deliver our goals. Thanks to our sustained focus on operational excellence, we’ve now achieved a level of financial strength that positions us well for the future.”

Coupang, Inc.	Q1 2023 Earnings Release	1

First Quarter 2023 Results
Consolidated Financial Summary

	Three Months Ended March 31,
(in thousands, except net revenues per Active Customer)	2023	2022	% Change
Total net revenues	$5,800,530	$5,116,686	13%
Total net revenues growth, constant currency(1)			20%
Active Customers	19,010	18,112	5%
Total net revenues per Active Customer	$305	$283	8%
Total net revenues per Active Customer, constant currency(1)	$323		14%
Gross profit(2)	$1,419,927	$1,043,406	36%
Net income (loss)	$90,855	$(209,294)	NM(3)
Adjusted EBITDA(1)	$240,919	$(90,872)	NM(3)
Net cash provided by (used in) operating activities	$501,303	$(54,939)	NM(3)
Free cash flow(1)	$406,746	$(289,600)	NM(3)
Segment Information

	Three Months Ended March 31,
(in thousands)	2023	2022	% Change
Product Commerce
Net revenues	$5,658,349	$4,936,053	15%
Net revenues growth, constant currency(1)			21%
Segment adjusted EBITDA	$288,370	$2,877	NM(3)
Developing Offerings
Net revenues	$142,181	$180,633	(21)%
Net revenues growth, constant currency(1)			(17)%
Segment adjusted EBITDA	$(47,451)	$(93,749)	(49)%
_________
(1)Total net revenues growth, constant currency, total net revenues per Active Customer, constant currency, and adjusted EBITDA are non-GAAP financial measures as defined by the Securities and Exchange Commission (the “SEC”). See the “Non-GAAP Financial Measures” and “Reconciliations of Non-GAAP Measures” sections herein for more information regarding our use of these measures and reconciliations to the most directly comparable financial measures calculated in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(2)Gross profit is calculated as total net revenues minus cost of sales.
(3)Non-meaningful

Webcast and Conference Call
Coupang, Inc. will host a conference call to discuss first quarter results on May 9, 2023 at 5:30 PM Eastern Daylight Time (May 10, 2023 at 6:30 AM Korea Standard Time). A live webcast of the conference call will be available on our Investor Relations website, ir.aboutcoupang.com, and a replay of the conference call will be available for at least three months. This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable U.S. GAAP measures, as well as our first quarter earnings presentation, are also available on that site.
About Coupang
Coupang is one of the largest e-Commerce retailers in Asia, with a mission to revolutionize the everyday lives of its customers and create a world where people wonder, “How did we ever live without Coupang?” Coupang offers a variety of services, including same-day and next-morning delivery of general merchandise and groceries, delivery of prepared foods through Coupang Eats, and video streaming through Coupang Play. Coupang is headquartered in the United States, with operations and support services performed in markets including South Korea, Taiwan, Singapore, and China.

Investor Contact:	Media Contact:
Coupang IR	Coupang PR
ir@coupang.com	press@coupang.com

Coupang, Inc.	Q1 2023 Earnings Release	2

FORWARD-LOOKING STATEMENTS
This earnings release or related management commentary may contain statements that may be deemed to be "forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws.
We have based the forward-looking statements contained in this report on our current expectations and projections about future events and trends that we believe may affect our industry, business, financial condition, and results of operations. Actual results and outcomes could differ materially for a variety of reasons, including, among others: the continued growth of the retail market and the increased acceptance of online transactions by potential customers, competition in our industry, managing our growth and expansion into new markets and offerings, our financial performance, our ability to retain existing suppliers and to add new suppliers, our market position, our operation and management of our fulfillment and delivery infrastructure, other legal and regulatory developments, and the impact of the global economy including inflation and foreign currency exchange rates. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our most recent Annual Report on Form 10-K and subsequent filings. All forward-looking statements in this earnings release or related management commentary are based on information available to Coupang and assumptions and beliefs as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.
Investors and others should note that we may announce material business and financial information to our investors using our investor relations website (ir.aboutcoupang.com), our filings with the SEC, webcasts, press releases, and conference calls. We use these mediums, including our website, to communicate with investors and the general public about our company, our products, and other issues. It is possible that the information that we make available on our website may be deemed to be material information. We therefore encourage investors and others interested in our company to review the information that we make available on our website.

Coupang, Inc.	Q1 2023 Earnings Release	3

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended March 31,
(in thousands, except per share amounts)	2023	2022
Net retail sales	$5,204,800	$4,556,107
Net other revenue	595,730	560,579
Total net revenues	5,800,530	5,116,686

Cost of sales	4,380,603	4,073,280
Operating, general and administrative	1,313,152	1,249,111
Total operating cost and expenses	5,693,755	5,322,391

Operating income (loss)	106,775	(205,705)

Interest income	31,861	3,534
Interest expense	(8,278)	(7,368)
Other (expense) income, net	(6,539)	490
Income (loss) before income taxes	123,819	(209,049)

Income tax expense	32,964	245

Net income (loss)	90,855	(209,294)

Net income (loss) attributable to Class A and Class B common stockholders per share:
Basic and diluted	$0.05	$(0.12)
Weighted-average shares used in computing net income (loss) per share attributable to Class A and Class B common stockholders:
Basic	1,774,843	1,756,739
Diluted	1,794,453	1,756,739

Coupang, Inc.	Q1 2023 Earnings Release	4

COUPANG, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

(in thousands, except par value)	March 31, 2023	December 31, 2022
Assets
Cash and cash equivalents	$3,792,211	$3,509,334
Restricted cash	330,188	176,316
Accounts receivable, net	126,892	184,463
Inventories	1,667,156	1,656,851
Prepaids and other current assets	198,235	303,166
Total current assets	6,114,682	5,830,130

Long-term restricted cash	1,536	1,624
Property and equipment, net	1,811,174	1,819,945
Operating lease right-of-use assets	1,341,091	1,405,248
Long-term lease deposits and other	441,822	455,956
Total assets	$9,710,305	$9,512,903

Liabilities and stockholders' equity
Accounts payable	$3,684,956	$3,622,332
Accrued expenses	247,098	298,869
Deferred revenue	93,263	92,361
Short-term borrowings	223,446	175,403
Current portion of long-term debt	149,034	128,936
Current portion of long-term operating lease obligations	319,426	325,924
Other current liabilities	456,907	418,681
Total current liabilities	5,174,130	5,062,506

Long-term debt	522,817	537,880
Long-term operating lease obligations	1,178,124	1,233,680
Defined severance benefits and other	275,204	264,924
Total liabilities	7,150,275	7,098,990

Contingencies
Stockholders' equity
Class A common stock, $0.0001 par value, 10,000,000 shares authorized, 1,602,488 and 1,597,804 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively; Class B common stock, $0.0001 par value, 250,000 shares authorized, 174,803 shares issued and outstanding as of March 31, 2023 and December 31, 2022	178	177
Additional paid-in capital	8,227,469	8,154,076
Accumulated other comprehensive (loss) income	(15,913)	2,219
Accumulated deficit	(5,651,704)	(5,742,559)
Total stockholders' equity	2,560,030	2,413,913
Total liabilities and stockholders' equity	$9,710,305	$9,512,903

Coupang, Inc.	Q1 2023 Earnings Release	5

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Three Months Ended March 31,
(in thousands)	2023	2022
Operating activities
Net income (loss)	$90,855	$(209,294)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	64,245	59,240
Provision for severance benefits	38,691	44,482
Equity-based compensation	69,899	55,593
Non-cash operating lease expense	83,514	77,223
Other	28,716	16,514
Change in operating assets and liabilities:
Accounts receivable, net	55,691	266
Inventories	(60,966)	6,863
Other assets	59,658	(66,512)
Accounts payable	162,166	28,044
Accrued expenses	(46,905)	(49,981)
Other liabilities	(44,261)	(17,377)
Net cash provided by (used in) operating activities	501,303	(54,939)

Investing activities
Purchases of property and equipment	(95,221)	(238,906)
Proceeds from sale of property and equipment	664	4,245
Other investing activities	11,825	(14,367)
Net cash used in investing activities	(82,732)	(249,028)

Financing activities
Proceeds from issuance of common stock, equity-based compensation plan	3,495	8,183
Proceeds from short-term borrowings and long-term debt	31,952	343,975
Repayment of short-term borrowings and long-term debt	(842)	(152,029)
Net short-term borrowings and other financing activities	43,514	(1,547)
Net cash provided by financing activities	78,119	198,582
Effect of exchange rate changes on cash and cash equivalents, and restricted cash	(60,029)	(27,404)
Net increase (decrease) in cash and cash equivalents, and restricted cash	436,661	(132,789)
Cash and cash equivalents, and restricted cash, as of beginning of period	3,687,274	3,810,347
Cash and cash equivalents, and restricted cash, as of end of period	$4,123,935	$3,677,558

Coupang, Inc.	Q1 2023 Earnings Release	6

Supplemental Financial Information
Cash Flow and Share Information

(in thousands)	March 31, 2023	March 31, 2022
Purchases of land and buildings - QTD	$(27,325)	$(22,929)
Purchases of equipment - QTD	(67,896)	(215,977)
Total purchases of property and equipment - QTD	$(95,221)	$(238,906)

Outstanding common stock	1,777,291	1,761,058
Outstanding equity-based awards	55,540	50,644
Outstanding common stock and equity-based awards	1,832,831	1,811,702

Key Business Metrics and Non-GAAP Financial Measures
We review the key business and financial metrics discussed below. We use these measures to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions.
Key Business Metrics
Active Customers
As of the last date of each reported period, we determine our number of Active Customers by counting the total number of individual customers who have ordered at least once directly from our apps or websites during the relevant period. A customer is anyone who has created an account on our apps or websites, identified by a unique email address. The change in Active Customers in a reported period captures both the inflow of new customers as well as the outflow of existing customers who have not made a purchase in the period. We view the number of Active Customers as a key indicator of our potential for growth in total net revenues, the reach of our network, the awareness of our brand, and the engagement of our customers.
Total Net Revenues per Active Customer
Total net revenues per Active Customer is the total net revenues generated in a period divided by the total number of Active Customers in that period. A key driver of growth is increasing the frequency and the level of spend of Active Customers who are shopping on our apps or websites. We therefore view total net revenues per Active Customer as a key indicator of engagement and retention of our customers and our success in increasing the share of wallet.

	Three Months Ended March 31,
(in thousands, except net revenues per Active Customer)	2023	2022	% Change
Active Customers	19,010	18,112	5%
Total net revenues per Active Customer	$305	$283	8%
Total net revenues per Active Customer, constant currency (YoY)	$323		14%
Non-GAAP Financial Measures
We report our financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures provide investors with additional useful information in evaluating our performance. These non-GAAP financial measures may be different than similarly titled measures used by other companies.
Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with U.S. GAAP. Non-GAAP measures have limitations in that they do not reflect all the amounts associated with our results of operations as determined in accordance with U.S. GAAP. These measures should only be used to evaluate our results of operations in conjunction with the corresponding U.S. GAAP measures.

Coupang, Inc.	Q1 2023 Earnings Release	7

Non-GAAP Measure	Definition	How We Use The Measure
Adjusted EBITDA
• Net income (loss), excluding the effects of:
- depreciation and amortization,
- interest expense,
- interest income,
- other income (expense), net,
- income tax expense (benefit),
- equity-based compensation,
- impairments, and
- other items not reflective of our ongoing operations.
• Provides information to management to evaluate and assess our performance and allocate internal resources.
• We believe Adjusted EBITDA and Adjusted EBITDA Margin are frequently used by investors and other interested parties in evaluating companies in the e-commerce industry for period-to-period comparisons as they remove the impact of certain items that are not representative of our ongoing business, such as material non-cash items and certain variable charges.
Adjusted EBITDA Margin	• Adjusted EBITDA as a percentage of total net revenues.
Constant Currency Revenue	• Constant currency information compares results between periods as if exchange rates had remained constant.
• We define constant currency revenue as total revenue excluding the effect of foreign exchange rate movements, and use it to determine the constant currency revenue growth on a comparative basis.
• Constant currency revenue is calculated by translating current period revenues using the prior period exchange rate.	• The effect of currency exchange rates on our business is an important factor in understanding period-to-period comparisons. Our financial reporting currency is the U.S. dollar (“USD”) and changes in foreign exchange rates can significantly affect our reported results and consolidated trends. For example, our business generates sales predominantly in Korean Won (“KRW”), which are favorably affected as the USD weakens relative to the KRW, and unfavorably affected as the USD strengthens relative to the KRW.
• We use constant currency revenue and constant currency revenue growth for financial and operational decision-making and as a means to evaluate comparisons between periods. We believe the presentation of our results on a constant currency basis in addition to U.S. GAAP results helps improve the ability to understand our performance because they exclude the effects of foreign currency volatility that are not indicative of our actual results of operations.
Constant Currency Revenue Growth	• Constant currency revenue growth (as a percentage) is calculated by determining the increase in current period revenue over prior period revenue, where current period foreign currency revenue is translated using prior period exchange rates.
Free Cash Flow	• Cash flow from operations Less: purchases of property and equipment, Plus: proceeds from sale of property and equipment.	• Provides information to management and investors about the amount of cash generated from our ongoing operations that, after purchases and sales of property and equipment, can be used for strategic initiatives, including investing in our business and strengthening our balance sheet, including paying down debt, and paying dividends to stockholders.
Segment Gross Profit	• Gross profit for a period attributable to each respective reportable segment.
• We believe segment gross profit and segment gross profit margin are frequently used by investors and other interested parties in evaluating companies in the e-commerce industry for period-to-period comparisons. However, other companies may calculate segment gross profit and segment gross profit margin in a manner different from ours and therefore they may not be directly comparable to similar terms used by other companies.

Segment Gross Profit Margin	• Segment gross profit as a percentage of segment net revenues.

Coupang, Inc.	Q1 2023 Earnings Release	8

Reconciliations of Non-GAAP Measures
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future, although it is important to note that these factors could be material to Coupang’s results computed in accordance with GAAP.
The following tables present the reconciliations from each U.S. GAAP measure to its corresponding non-GAAP measure for the periods noted:
Constant Currency Revenue and Constant Currency Revenue Growth (YoY)

	Three Months Ended March 31,						Year over Year Growth
	2023			2022
(in thousands)	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	Constant Currency Basis
Consolidated
Net retail sales	$5,204,800	$305,087	$5,509,887	$4,556,107	$371,752	$4,927,859	14%	21%
Net other revenue	595,730	34,920	630,650	560,579	45,740	606,319	6%	12%
Total net revenues	$5,800,530	$340,007	$6,140,537	$5,116,686	$417,492	$5,534,178	13%	20%

Net Revenues by Segment
Product Commerce	$5,658,349	$331,673	$5,990,022	$4,936,053	$402,753	$5,338,806	15%	21%
Developing Offerings	142,181	8,334	150,515	180,633	14,739	195,372	(21)%	(17)%
Total net revenues	$5,800,530	$340,007	$6,140,537	$5,116,686	$417,492	$5,534,178	13%	20%
Free Cash Flow (QTD)

	Three Months Ended March 31,
(in thousands)	2023	2022
Net cash provided by (used in) operating activities	$501,303	$(54,939)
Adjustments:
Purchases of land and buildings	(27,325)	(22,929)
Purchases of equipment	(67,896)	(215,977)
Total purchases of property and equipment	(95,221)	(238,906)
Proceeds from sale of property and equipment	664	4,245
Total adjustments	$(94,557)	$(234,661)
Free cash flow	$406,746	$(289,600)
Net cash used in investing activities	$(82,732)	$(249,028)
Net cash provided by financing activities	$78,119	$198,582
Free Cash Flow (TTM)

	Trailing Twelve Months Ended
(in thousands)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net cash provided by (used in) operating activities	$1,121,681	$565,439	$(217,783)	$(331,313)	$(282,168)
Adjustments:
Purchases of land and buildings	(230,983)	(226,587)	(243,609)	(134,391)	(180,313)
Purchases of equipment	(449,594)	(597,675)	(627,574)	(643,450)	(585,425)
Total purchases of property and equipment	(680,577)	(824,262)	(871,183)	(777,841)	(765,738)
Proceeds from sale of property and equipment	9,601	13,182	11,504	9,549	6,079
Total adjustments	$(670,976)	$(811,080)	$(859,679)	$(768,292)	$(759,659)
Free cash flow	$450,705	$(245,641)	$(1,077,462)	$(1,099,605)	$(1,041,827)
Net cash used in investing activities	$(681,958)	$(848,254)	$(887,166)	$(799,642)	$(774,071)
Net cash provided by financing activities	$126,889	$247,352	$131,148	$101,160	$269,748

Coupang, Inc.	Q1 2023 Earnings Release	9

Adjusted EBITDA and Adjusted EBITDA Margin

	Three Months Ended
(in thousands)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Total net revenues	$5,800,530	$5,326,774	$5,101,334	$5,037,821	$5,116,686

Net income (loss)	90,855	102,064	90,679	(75,491)	(209,294)
Net income (loss) margin	1.6%	1.9%	1.8%	(1.5)%	(4.1)%
Adjustments:
Depreciation and amortization	64,245	56,902	54,424	60,399	59,240
Interest expense	8,278	7,173	6,485	6,143	7,368
Interest income	(31,861)	(26,497)	(15,403)	(7,364)	(3,534)
Income tax expense (benefit)	32,964	(8,531)	6,883	340	245
Other expense (income), net	6,539	9,200	(11,224)	9,229	(490)
Equity-based compensation	69,899	70,682	63,075	72,916	55,593
Adjusted EBITDA	$240,919	$210,993	$194,919	$66,172	$(90,872)
Adjusted EBITDA margin	4.2%	4.0%	3.8%	1.3%	(1.8)%
Segment Gross Profit and Segment Gross Profit Margin

	Three Months Ended March 31,
(in thousands)	2023	2022
Gross profit	$1,419,927	$1,043,406
Segment gross profit and gross profit margin:
Product Commerce	1,398,409	1,065,420
Gross profit margin	24.7%	21.6%
Developing Offerings	21,518	(22,014)
Gross profit margin	15.1%	(12.2)%

Coupang, Inc.	Q1 2023 Earnings Release	10